Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
3rd Quarter 2008

Investor Contact: Keith Lennox Phone: (212) 635-5319	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.
Fax: (212) 635-5532
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the ability to recognize the benefits of the Darwin Professional Underwriters, Inc. acquisition; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; investigations of market practices and related settlement terms; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•	Allied World Assurance Company Holdings, Ltd, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
•	In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 26 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		NINE MONTHS ENDED		Previous		Previous
		SEPTEMBER 30,		SEPTEMBER 30,		Quarter		Year to Date
		2008	2007	2008	2007	Change		Change

HIGHLIGHTS	Gross premiums written	$290,981	$276,253	$1,134,638	$1,245,208	5.3%		(8.9%)
	Net premiums written	233,903	219,297	880,725	963,728	6.7%		(8.6%)
	Net premiums earned	271,973	283,659	813,921	873,344	(4.1%)		(6.8%)
	Net investment income	76,916	76,133	226,192	222,718	1.0%		1.6%
	Net (loss)/income	(46,367)	108,959	163,783	346,167	(142.6%)		(52.7%)
	Operating income	102,781	112,179	313,936	357,916	(8.4%)		(12.3%)
	Total investments and cash & cash equivalents	6,464,396	6,710,105	6,464,396	6,710,105	(3.7%)		(3.7%)
	Total assets	8,102,251	8,904,729	8,102,251	8,904,729	(9.0%)		(9.0%)
	Total shareholders’ equity	2,272,828	2,612,775	2,272,828	2,612,775	(13.0%)		(13.0%)
	Cash flows from operating activities	133,246	229,699	509,874	618,811	(42.0%)		(17.6%)

PER SHARE	Basic earnings per share
AND SHARE DATA	Net (loss)/income	$(0.95)	$1.80	$3.37	$5.73	(152.8%)		(41.2%)
	Operating income	$2.09	$1.86	$6.47	$5.93	12.4%		9.2%
	Diluted earnings per share
	Net (loss)/income	$(0.95)	$1.72	$3.22	$5.51	(155.2%)		(41.6%)
	Operating income	$2.03	$1.77	$6.17	$5.70	14.7%		8.3%
	Weighted average common shares outstanding
	Basic	49,007,389	60,413,019	48,547,839	60,381,867
	Diluted	49,007,389	63,250,024	50,869,098	62,808,186
	Book value	$46.36	$43.24	$46.36	$43.24	7.2%		7.2%
	Diluted book value	$43.55	$40.50	$43.55	$40.50	7.5%		7.5%

FINANCIAL RATIOS	Return on average equity (ROAE), net (loss)/income	(8.0%)	17.5%	9.9%	19.4%	(25.5	)pts	(9.5	)pts
	ROAE, operating income	17.8%	18.0%	19.0%	20.0%	(0.2	)pts	(1.0	)pts
	Annualized investment book yield	4.7%	4.7%	4.8%	4.7%	(0.1	)pts	0.1	pts

	Loss and loss expense ratio	64.7%	61.1%	61.1%	59.0%	3.6	pts	2.1	pts
	Acquisition cost ratio	10.5%	10.3%	10.0%	10.3%	0.2	pts	(0.3	)pts
	General and administrative expense ratio	15.0%	12.7%	16.0%	11.9%	2.3	pts	4.1	pts

	Expense ratio	25.5%	23.0%	26.0%	22.2%	2.5	pts	3.8	pts

	Combined ratio	90.2%	84.1%	87.1%	81.2%	6.1	pts	5.9	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2008	JUNE 30, 2008	MARCH 31, 2008	DECEMBER 31, 2007	SEPTEMBER 30, 2007
Revenues
Gross premiums written	$290,981	$446,784	$396,874	$260,301	$276,253
Net premiums written	$233,903	$320,250	$326,572	$189,382	$219,297

Net premiums earned	$271,973	$268,876	$273,072	$286,598	$283,659
Net investment income	76,916	72,345	76,931	75,214	76,133
Net realized investment (losses)/gains	(151,876)	(4,393)	3,465	4,544	(4,196)

Total revenues	$197,013	$336,828	$353,468	$366,356	$355,596

Expenses
Net losses and loss expenses:
Current year	$272,958	$217,859	$196,611	$202,873	$201,799
Prior years	(96,948)	(39,775)	(53,114)	(35,999)	(28,553)

Total net losses and loss expenses	$176,010	$178,084	$143,497	$166,874	$173,246
Acquisition costs	28,615	26,265	26,840	28,693	29,198
General and administrative expenses	40,794	46,380	43,271	37,956	36,050
Interest expense	9,515	9,513	9,510	9,511	9,481
Foreign exchange (gain)/loss	(2,728)	(399)	476	(405)	(976)

Total expenses	$252,206	$259,843	$223,594	$242,629	$246,999

(Loss)/income before income taxes	$(55,193)	$76,985	$129,874	$123,727	$108,597
Income tax (recovery) expense	(8,826)	(2,220)	(1,071)	712	(362)

Net (loss) income	$(46,367)	$79,205	$130,945	$123,015	$108,959

GAAP Ratios
Loss and loss expense ratio	64.7%	66.2%	52.5%	58.2%	61.1%
Acquisition cost ratio	10.5%	9.8%	9.8%	10.0%	10.3%
General and administrative expense ratio	15.0%	17.2%	15.9%	13.2%	12.7%

Expense ratio	25.5%	27.0%	25.7%	23.2%	23.0%

Combined ratio	90.2%	93.2%	78.2%	81.4%	84.1%

Per Share Data
Basic earnings per share
Net (loss) income	$(0.95)	$1.62	$2.68	$2.11	$1.80
Operating income	$2.09	$1.70	$2.62	$2.03	$1.86
Diluted earnings per share
Net (loss) income	$(0.95)	$1.56	$2.55	$2.01	$1.72
Operating income	$2.03	$1.64	$2.49	$1.93	$1.77

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR TO DATE

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2008	SEPTEMBER 30, 2007
Revenues
Gross premiums written	$1,134,638	$1,245,208
Net premiums written	880,725	963,728

Net premiums earned	$813,921	$873,344
Net investment income	226,192	222,718
Net realized investment losses	(152,804)	(12,161)

Total revenues	$887,309	$1,083,901

Expenses
Net losses and loss expenses:
Current year	$687,428	$602,544
Prior years	(189,837)	(87,078)

Total net losses and loss expenses	497,591	515,466
Acquisition costs	81,720	90,266
General and administrative expenses	130,445	103,685
Interest expense	28,538	28,337
Foreign exchange gain	(2,651)	(412)

Total expenses	$735,643	$737,342

Income before income taxes	$151,666	$346,559
Income tax (recovery)/expense	(12,117)	392

Net income	$163,783	$346,167

GAAP Ratios
Loss and loss expense ratio	61.1%	59.0%
Acquisition cost ratio	10.0%	10.3%
General and administrative expense ratio	16.0%	11.9%

Expense ratio	26.0%	22.2%

Combined ratio	87.1%	81.2%

Per Share Data
Basic earnings per share
Net income	$3.37	$5.73
Operating income	$6.47	$5.93
Diluted earnings per share
Net income	$3.22	$5.51
Operating income	$6.17	$5.70

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED SEPTEMBER 30, 2008	THREE MONTHS ENDED SEPTEMBER 30, 2007

Gross Premiums Written = $290,981	Gross Premiums Written = $276,253

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

NINE MONTHS ENDED SEPTEMBER 30, 2008	NINE MONTHS ENDED SEPTEMBER 30, 2007

Gross Premiums Written = $1,134,638	Gross Premiums Written = $1,245,208

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS

Revenues
Gross premiums written	$57,437	$140,003	$93,541	$290,981
Net premiums written	$35,460	$106,157	$92,286	$233,903

Net premiums earned	$42,919	$105,492	$123,562	$271,973

Total revenues	$42,919	$105,492	$123,562	$271,973

Expenses
Net losses and loss expenses:
Current year	$95,982	$79,640	$97,336	$272,958
Prior years	(24,739)	(32,827)	(39,382)	(96,948)

Total net losses and loss expenses	$71,243	$46,813	$57,954	$176,010
Acquisition costs	2,434	2,212	23,969	28,615
General and administrative expenses	9,240	19,852	11,702	40,794

Total expenses	$82,917	$68,877	$93,625	$245,419

Underwriting (loss) income	$(39,998)	$36,615	$29,937	$26,554

Net investment income				76,916
Net realized investment losses				(151,876)
Interest expense				(9,515)
Foreign exchange gain				2,728

Loss before income taxes				$(55,193)

GAAP Ratios
Loss and loss expense ratio	166.0%	44.4%	46.9%	64.7%
Acquisition cost ratio	5.7%	2.1%	19.4%	10.5%
General and administrative expense ratio	21.5%	18.8%	9.5%	15.0%

Expense ratio	27.2%	20.9%	28.9%	25.5%

Combined ratio	193.2%	65.3%	75.8%	90.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS

Revenues
Gross premiums written	$60,192	$122,212	$93,849	$276,253
Net premiums written	$32,400	$92,917	$93,980	$219,297

Net premiums earned	$44,246	$114,977	$124,436	$283,659

Total revenues	$44,246	$114,977	$124,436	$283,659

Expenses
Net losses and loss expenses:
Current year	$42,203	$83,773	$75,823	$201,799
Prior years	(12,932)	(12,404)	(3,217)	(28,553)

Total net losses and loss expenses	$29,271	$71,369	$72,606	$173,246
Acquisition costs	(811)	2,927	27,082	29,198
General and administrative expenses	8,421	17,876	9,753	36,050

Total expenses	$36,881	$92,172	$109,441	$238,494

Underwriting income	$7,365	$22,805	$14,995	$45,165

Net investment income				76,133
Net realized investment losses				(4,196)
Interest expense				(9,481)
Foreign exchange gain				976

Income before income taxes				$108,597

GAAP Ratios
Loss and loss expense ratio	66.2%	62.1%	58.4%	61.1%
Acquisition cost ratio	(1.8%)	2.5%	21.8%	10.3%
General and administrative expense ratio	19.0%	15.6%	7.8%	12.7%

Expense ratio	17.2%	18.1%	29.6%	23.0%

Combined ratio	83.4%	80.2%	88.0%	84.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS

Revenues
Gross premiums written	$275,470	$439,277	$419,891	$1,134,638
Net premiums written	$136,346	$326,127	$418,252	$880,725

Net premiums earned	$130,664	$320,210	$363,047	$813,921

Total revenues	$130,664	$320,210	$363,047	$813,921

Expenses
Net losses and loss expenses:
Current year	$194,225	$241,732	$251,471	$687,428
Prior years	(45,642)	(80,040)	(64,155)	(189,837)

Total net losses and loss expenses	$148,583	$161,692	$187,316	$497,591
Acquisition costs	7	10,711	71,002	81,720
General and administrative expenses	30,697	67,846	31,902	130,445

Total expenses	$179,287	$240,249	$290,220	$709,756

Underwriting (loss) income	$(48,623)	$79,961	$72,827	$104,165

Net investment income				226,192
Net realized investment losses				(152,804)
Interest expense				(28,538)
Foreign exchange gain				2,651

Income before income taxes				$151,666

GAAP Ratios
Loss and loss expense ratio	113.7%	50.5%	51.6%	61.1%
Acquisition cost ratio	0.0%	3.3%	19.6%	10.0%
General and administrative expense ratio	23.5%	21.2%	8.8%	16.0%

Expense ratio	23.5%	24.5%	28.4%	26.0%

Combined ratio	137.2%	75.0%	80.0%	87.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS

Revenues
Gross premiums written	$318,520	$435,492	$491,196	$1,245,208
Net premiums written	$137,479	$335,182	$491,067	$963,728

Net premiums earned	$137,055	$363,101	$373,188	$873,344

Total revenues	$137,055	$363,101	$373,188	$873,344

Expenses
Net losses and loss expenses:
Current year	$107,581	$264,754	$230,209	$602,544
Prior years	(37,296)	(42,110)	(7,672)	(87,078)

Total net losses and loss expenses	$70,285	$222,644	$222,537	$515,466
Acquisition costs	(374)	13,998	76,642	90,266
General and administrative expenses	24,341	49,894	29,450	103,685

Total expenses	$94,252	$286,536	$328,629	$709,417

Underwriting income	$42,803	$76,565	$44,559	$163,927

Net investment income				222,718
Net realized investment losses				(12,161)
Interest expense				(28,337)
Foreign exchange gain				412

Income before income taxes				$346,559

GAAP Ratios
Loss and loss expense ratio	51.3%	61.3%	59.6%	59.0%
Acquisition cost ratio	(0.3%)	3.9%	20.5%	10.3%
General and administrative expense ratio	17.8%	13.7%	7.9%	11.9%

Expense ratio	17.5%	17.6%	28.4%	22.2%

Combined ratio	68.8%	78.9%	88.0%	81.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED BALANCE SHEETS

	SEPTEMBER 30, 2008	DECEMBER 31, 2007

ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2008: $5,440,019; 2007: $5,595,943)	$5,433,260	$5,707,143
Other invested assets available for sale, at fair value (cost: 2008: $81,262; 2007: $291,458)	71,528	322,144
Other invested assets, at fair value	167,674	—

Total investments	5,672,462	6,029,287
Cash and cash equivalents	744,245	202,582
Restricted cash	47,689	67,886
Securities lending collateral	48,815	147,241
Insurance balances receivable	359,921	304,499
Prepaid reinsurance	166,161	163,836
Reinsurance recoverable	777,283	682,765
Accrued investment income	49,641	55,763
Deferred acquisition costs	117,348	108,295
Goodwill and other intangible assets	19,837	3,920
Balances receivable on sale of investments	36,264	84,998
Net deferred tax assets	10,198	4,881
Other assets	52,387	43,155

TOTAL ASSETS	$8,102,251	$7,899,108

LIABILITIES
Reserve for losses and loss expenses	$4,198,761	$3,919,772
Unearned premiums	880,211	811,083
Unearned ceding commissions	28,172	28,831
Reinsurance balances payable	79,592	67,175
Securities lending payable	48,815	147,241
Balances due on purchase of investments	68,681	141,462
Senior notes	498,767	498,682
Accounts payable and accrued liabilities	26,424	45,020

TOTAL LIABILITIES	$5,829,423	$5,659,266

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share:
issued and outstanding 2008: 49,022,495; 2007 :48,741,927 shares	$1,471	$1,462
Additional paid-in capital	1,307,185	1,281,832
Retained earnings	983,947	820,334
Accumulated other comprehensive income:
net unrealized (losses) gains on investments, net of tax	(19,775)	136,214

TOTAL SHAREHOLDERS’ EQUITY	$2,272,828	$2,239,842

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,102,251	$7,899,108

Book value per share	$46.36	$45.95
Diluted book value per share	43.55	42.53

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED INVESTMENT PORTFOLIO

	SEPTEMBER 30, 2008		JUNE 30, 2008		MARCH 31, 2008		DECEMBER 31, 2007		SEPTEMBER 30, 2007
	FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET
	VALUE		VALUE		VALUE		VALUE		VALUE
MARKET VALUE
Fixed maturities available for sale	$5,433,260	95.8%	$5,733,523	95.5%	$5,218,726	95.1%	$5,707,143	94.7%	$6,022,625	95.1%
Other invested assets available for sale	71,528	1.2%	77,444	1.3%	77,099	1.4%	322,144	5.3%	310,715	4.9%
Other invested assets	167,674	3.0%	192,661	3.2%	191,195	3.5%	—	0.0%	—	0.0%

Total	$5,672,462	100.0%	$6,003,628	100.0%	$5,487,020	100.0%	$6,029,287	100.0%	$6,333,340	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$1,822,516	28.2%	$2,090,510	32.0%	$1,817,827	28.4%	$2,053,224	32.6%	$2,409,398	35.9%
Non-U.S. government securities	128,381	2.0%	131,325	2.0%	127,561	2.0%	118,843	1.9%	112,680	1.7%
Corporate securities	1,248,723	19.3%	1,362,001	20.9%	1,142,447	17.8%	1,252,617	19.9%	1,250,990	18.6%
State, municipalities and political subdivisions	56,964	0.9%	63,409	1.0%	—	0.0%	—	0.0%	—	0.0%
Mortgage-backed securities	2,069,074	32.0%	1,962,144	30.1%	1,988,016	31.1%	2,117,539	33.6%	2,098,494	31.3%
Asset-backed securities	107,602	1.6%	124,134	1.9%	142,875	2.2%	164,920	2.6%	151,063	2.3%
Fixed income sub-total	5,433,260	84.0%	5,733,523	87.8%	5,218,726	81.5%	5,707,143	90.6%	6,022,625	89.8%
Global high-yield bond fund	71,528	1.1%	77,444	1.2%	75,939	1.2%	79,549	1.3%	80,765	1.2%
Hedge funds	167,674	2.6%	192,661	3.0%	191,195	3.0%	241,435	3.8%	229,950	3.4%
Other invested asset	—	0.0%	—	0.0%	1,160	0.0%	1,160	0.0%	—	0.0%
Cash & cash equivalents	791,934	12.3%	524,425	8.0%	914,386	14.3%	270,468	4.3%	376,765	5.6%

Total	$6,464,396	100.0%	$6,528,053	100.0%	$6,401,406	100.0%	$6,299,755	100.0%	$6,710,105	100.0%

CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$1,822,516	33.5%	$2,090,510	36.5%	$1,817,826	34.8%	$2,053,224	36.0%	$2,409,398	40.0%
AAA/Aaa	2,568,888	47.3%	2,472,468	43.1%	2,480,380	47.5%	2,655,246	46.5%	2,580,781	42.8%
AA/Aa	361,887	6.6%	482,125	8.4%	379,798	7.3%	411,796	7.2%	450,219	7.5%
A/A	524,584	9.7%	587,466	10.2%	462,182	8.9%	519,336	9.1%	533,924	8.9%
BBB/Baa	155,379	2.9%	100,954	1.8%	78,540	1.5%	67,541	1.2%	48,303	0.8%
B/B	6	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%

Total	$5,433,260	100.0%	$5,733,523	100.0%	$5,218,726	100.0%	$5,707,143	100.0%	$6,022,625	100.0%

STATISTICS
Annualized book yield, year to date	4.8%		4.5%		4.7%		4.9%		4.7%
Duration	3.4 years		3.4 years		3.0 years		3.1 years		3.2 years
Average credit quality (S&P)	AA+		AA+		AA		AA		AA

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL

	September 30, 2008	Average	Portfolio
	Fair Market Value	Rating	Percentage
Cash & cash equivalents	$791,934	AAA	12.3%
U.S. government securities	922,117	AAA	14.3%
U.S. government agencies	900,399	AAA	13.9%
Non-U.S. government securities	128,381	AAA	2.0%

Mortgage-backed securities:
Agency MBS	1,282,633	AAA	19.8%
Non-agency RMBS	272,513	AAA	4.2%
CMBS	513,928	AAA	8.0%

Total mortgage-backed securities	2,069,074	AAA	32.0%

Corporate securities:
Financials	910,667	AA-	14.1%
Industrials	276,225	A-	4.3%
Utilities	61,831	BBB	0.9%

Total corporate securities	1,248,723	A+	19.3%

Asset-backed securities:
Credit cards	43,621	AAA	0.7%
Auto receivables	58,853	AAA	0.9%
Other	5,128	AAA	0.0%

Total asset-backed securities	107,602	AAA	1.6%

State, municipalities and political subdivisions	56,964	AAA	0.9%

Hedge funds	167,674	N/A	2.6%
Global high-yield bond fund	71,528	B-	1.1%

Total Investment Portfolio	$6,464,396	AA+	100.0%

Top 10 Corporate Exposures

	September 30, 2008	Portfolio
Corporate	Fair Market Value	Percentage
JP Morgan	$154,451	2.4%
Bank of America	71,568	1.1%
HSBC	56,544	0.9%
Citigroup	51,755	0.8%
General Electric	43,983	0.7%
Morgan Stanley	30,780	0.5%
Credit Suisse	35,768	0.6%
Wells Fargo	31,021	0.5%
Oracle	31,222	0.5%
Kraft	30,944	0.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT SEPTEMBER 30, 2008
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL

Case reserves (net of reinsurance recoverable)	$241,219	$208,015	$247,976	$697,210
IBNR (net of reinsurance recoverable)	148,958	1,741,817	833,493	2,724,268

Total	$390,177	$1,949,832	$1,081,469	$3,421,478

IBNR/Total reserves (net of reinsurance recoverable)	38.2%	89.3%	77.1%	79.6%

	AT DECEMBER 31, 2007
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL

Case reserves (net of reinsurance recoverable)	$234,023	$227,888	$212,315	$674,226
IBNR (net of reinsurance recoverable)	126,593	1,650,354	785,834	2,562,781

Total	$360,616	$1,878,242	$998,149	$3,237,007

IBNR/Total reserves (net of reinsurance recoverable)	35.1%	87.9%	78.7%	79.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	SEPTEMBER 30,	JUNE 30,	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,
	2008	2008	2008	2007	2007

Senior notes	$498,767	$498,738	$498,710	$498,682	$498,655
Shareholders’ equity	2,272,828	2,378,046	2,394,620	2,239,842	2,612,775

Total capitalization	$2,771,595	$2,876,784	$2,893,330	$2,738,524	$3,111,430

Leverage ratios
Debt to total capitalization	18.0%	17.3%	17.2%	18.2%	16.0%

Closing shareholders’ equity	$2,272,828	$2,378,046	$2,394,620	$2,239,842	$2,612,775
Add/deduct: accumulated other comprehensive loss/(income)	19,775	(39,048)	(135,626)	(136,214)	(62,917)

Adjusted shareholders’ equity	$2,292,603	$2,338,998	$2,258,994	$2,103,628	$2,549,858

Net premiums written (trailing 12 months)	$1,070,107	$1,055,501	$1,121,838	$1,153,110	$1,174,467
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.47	0.45	0.50	0.55	0.46

Total investments and cash & cash equivalents	$6,464,396	$6,528,053	$6,401,406	$6,299,755	$6,710,105
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.82	2.79	2.83	2.99	2.63

Reserve for losses and loss expenses	$4,198,761	$4,164,220	$4,048,187	$3,919,772	$3,831,962
Deduct: reinsurance recoverable	(777,283)	(778,578)	(758,723)	(682,765)	(674,398)

Net reserve for losses and loss expenses	$3,421,478	$3,385,642	$3,289,464	$3,237,007	$3,157,564
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.49	1.45	1.46	1.54	1.24

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2008	JUNE 30, 2008	MARCH 31, 2008	DECEMBER 31, 2007	SEPTEMBER 30, 2007

Net (loss)/income	$(46,367)	$79,205	$130,945	$123,015	$108,959
Add:
Net realized investment losses/(gains)	151,876	4,393	(3,465)	(4,544)	4,196
Foreign exchange (gain)/loss	(2,728)	(399)	476	(405)	(976)

Operating income	$102,781	$83,199	$127,956	$118,066	$112,179

Weighted average common shares outstanding
Basic	49,007,389	48,897,931	48,811,932	58,247,755	60,413,019
Diluted	50,669,262 *	50,873,712	51,380,423	61,133,206	63,250,024

Basic per share data
Net (loss)/income	$(0.95)	$1.62	$2.68	$2.11	$1.80
Add:
Net realized investment losses/(gains)	3.10	0.09	(0.07)	(0.07)	0.08
Foreign exchange (gain)/loss	(0.06)	(0.01)	0.01	(0.01)	(0.02)

Operating income	$2.09	$1.70	$2.62	$2.03	$1.86

Diluted per share data
Net (loss)/income	$(0.92)*	$1.56	$2.55	$2.01	$1.72
Add:
Net realized investment losses/(gains)	3.00	0.09	(0.07)	(0.07)	0.07
Foreign exchange (gain)/loss	(0.05)	(0.01)	0.01	(0.01)	(0.02)

Operating income	$2.03	$1.64	$2.49	$1.93	$1.77

*	For the net loss for the three months ended September 30, 2008, because operating income is positive, we are using the fully diluted weighted average common shares outstanding.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2008	SEPTEMBER 30, 2007

Net income	$163,783	$346,167
Add:
Net realized investment losses	152,804	12,161
Foreign exchange gain	(2,651)	(412)

Operating income	$313,936	$357,916

Weighted average common shares outstanding
Basic	48,547,839	60,381,867
Diluted	50,869,098	62,808,186

Basic per share data
Net income	$3.37	$5.73
Add:
Net realized investment losses	3.15	0.20
Foreign exchange gain	(0.05)	(0.00)

Operating income	$6.47	$5.93

Diluted per share data
Net income	$3.22	$5.51
Add:
Net realized investment losses	3.00	0.19
Foreign exchange gain	(0.05)	(0.00)

Operating income	$6.17	$5.70

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2008	JUNE 30, 2008	MARCH 31, 2008	DECEMBER 31, 2007	SEPTEMBER 30, 2007

Opening shareholders’ equity	$2,378,046	$2,394,620	$2,239,842	$2,612,775	$2,418,186
Deduct/add: accumulated other comprehensive (income)/loss	(39,048)	(135,626)	(136,214)	(62,917)	25,663

Adjusted opening shareholders’ equity	$2,338,998	$2,258,994	$2,103,628	$2,549,858	$2,443,849

Closing shareholders’ equity	$2,272,828	$2,378,046	$2,394,620	$2,239,842	$2,612,775
Add/deduct: accumulated other comprehensive loss/(income)	19,775	(39,048)	(135,626)	(136,214)	(62,917)

Adjusted closing shareholders’ equity	$2,292,603	$2,338,998	$2,258,994	$2,103,628	$2,549,858

Average shareholders’ equity	$2,315,801	$2,298,996	$2,181,311	$2,326,743	$2,496,854

Net (loss)/income available to shareholders	$(46,367)	$79,205	$130,945	$123,015	$108,959
Annualized net (loss)/income available to shareholders	(185,468)	316,820	523,780	492,060	435,836

Annualized return on average shareholders’ equity — net (loss)/ income available to shareholders	(8.0%)	13.8%	24.0%	21.1%	17.5%

Operating income available to shareholders	$102,781	$83,199	$127,956	$118,066	$112,179
Annualized operating income available to shareholders	411,124	332,796	511,824	472,264	448,716

Annualized return on average shareholders’ equity — operating income available to shareholders	17.8%	14.5%	23.5%	20.3%	18.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2008	SEPTEMBER 30, 2007

Opening shareholders’ equity	$2,239,842	$2,220,084
Deduct: accumulated other comprehensive losses	(136,214)	(6,464)

Adjusted opening shareholders’ equity	$2,103,628	$2,213,620

Closing shareholders’ equity	$2,272,828	$2,612,775
Add/deduct: accumulated other comprehensive loss/(income)	19,775	(62,917)

Adjusted closing shareholders’ equity	$2,292,603	$2,549,858

Average shareholders’ equity	$2,198,116	$2,381,739

Net income available to shareholders	$163,783	$346,167
Annualized net income available to shareholders	218,377	461,556

Annualized return on average shareholders’ equity — net income available to shareholders	9.9%	19.4%

Operating income available to shareholders	$313,936	$357,916
Annualized operating income available to shareholders	418,581	477,221

Annualized return on average shareholders’ equity — operating income available to shareholders	19.0%	20.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	SEPTEMBER 30,	DECEMBER 31,	SEPTEMBER 30,
	2008	2007	2007

Price per share at period end	$35.52	$50.17	$51.91

Total shareholders’ equity	$2,272,828	$2,239,842	$2,612,775

Basic common shares outstanding	49,022,495	48,741,927	60,424,795

Add: unvested restricted share units	905,621	820,890	822,450

Add: performance based equity awards	1,345,903	886,251	886,251

Add: dilutive options/warrants outstanding	6,865,351	6,723,875	6,738,093
Weighted average exercise price per share	$30.79	$33.62	$33.61
Deduct: options bought back via treasury method	(5,951,910)	(4,506,182)	(4,362,729)

Common shares and common share equivalents outstanding	52,187,460	52,666,761	64,508,860

Basic book value per common share	$46.36	$45.95	$43.24
Diluted book value per common share	$43.55	$42.53	$40.50

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2008	SEPTEMBER 30, 2007	SEPTEMBER 30, 2008	SEPTEMBER 30, 2007

Net investment income	$76,916	$76,133	$226,192	$222,718
Deduct: annual and non-recurring items	735	N/A	7,138	2,062

Net investment income, recurring	$76,181	$76,133	$219,054	$220,656

Annualized net investment income, recurring	$304,723	$304,532	$292,072	$294,208

Add: annual and non-recurring items	735	N/A	7,138	2,062

Normalized net investment income	$305,458	$304,532	$299,210	$296,270

Opening aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,685,111	$5,737,857	$5,595,943	$5,188,379
Other invested assets, available for sale, cost	81,241	202,016	291,458	245,657
Other invested assets, at cost	178,266	—	—	—
Cash and cash equivalents	439,933	270,571	202,582	366,817
Restricted cash	84,492	51,896	67,886	138,223
Balances receivable on sale of investments	96,801	53,089	84,998	16,545
Balances due on purchase of investments	(107,054)	(21)	(141,462)	—

Opening aggregate invested assets	$6,458,790	$6,315,408	$6,101,405	$5,955,621

Closing aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,440,019	$5,984,929	$5,440,019	$5,984,929
Other invested assets, available for sale, cost	81,262	280,696	81,262	280,696
Other invested assets, at cost	180,716	—	180,716	—
Cash and cash equivalents	744,245	329,862	744,245	329,862
Restricted cash	47,689	46,903	47,689	46,903
Balances receivable on sale of investments	36,264	7,951	36,264	7,951
Balances due on purchase of investments	(68,681)	(123,482)	(68,681)	(123,482)

Closing aggregate invested assets	$6,461,514	$6,526,859	$6,461,514	$6,526,859

Average aggregate invested assets	$6,460,152	$6,421,134	$6,281,460	$6,241,240

Annualized investment book yield	4.7%	4.7%	4.8%	4.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	SIX MONTHS ENDED	THREE MONTHS ENDED	TWELVE MONTHS ENDED
	JUNE 30, 2008	MARCH 31, 2008	DECEMBER 31, 2007
Net investment income	$149,276	$76,931	$297,932
Deduct: annual and non-recurring items	6,403	6,073	N/A

Net investment income, recurring	$142,873	$70,858	$297,932

Annualized net investment income, recurring	$285,746	$283,432	$297,932

Add: annual and non-recurring items	6,403	6,073	N/A

Normalized net investment income	$292,149	$289,505	$297,932

Opening aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,595,943	$5,595,943	$5,188,379
Other invested assets, available for sale, cost	291,458	291,458	245,657
Cash and cash equivalents	202,582	202,582	366,817
Restricted cash	67,886	67,886	138,223
Balances receivable on sale of investments	84,998	84,998	16,545
Balances due on purchase of investments	(141,462)	(141,462)	—

Opening aggregate invested assets	$6,101,405	$6,101,405	$5,955,621

Closing aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,685,111	$5,071,730	$5,595,943
Other invested assets, available for sale, cost	81,241	82,380	291,458
Other invested assets, at cost	178,266	177,419	—
Cash and cash equivalents	439,933	774,337	202,582
Restricted cash	84,492	140,049	67,886
Balances receivable on sale of investments	96,801	6,323	84,998
Balances due on purchase of investments	(107,054)	—	(141,462)

Closing aggregate invested assets	$6,458,790	$6,252,238	$6,101,405

Average aggregate invested assets	$6,280,098	$6,176,822	$6,028,513

Annualized investment book yield	4.7%	4.7%	4.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations in a manner similar to how management analyzes the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 19 and 20 for reconciliations of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 21 and 22 for reconciliations of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholers’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 19 and 20 for the reconciliations of net income to operating income and pages 21 and 22 for the reconciliations of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. See page 23 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 24 and 25 for reconciliations of annualized investment book yield.